Exhibit 99.1

Commure Completes Merger with Augmedix

San Francisco, CA – October 2, 2024 – Commure, a healthcare technology company, announced today that it has completed the acquisition of Augmedix. Augmedix will now operate as a wholly-owned subsidiary of Commure.

The merger was previously announced on July 19, 2024, and was approved by Augmedix stockholders at Augmedix’s special meeting of stockholders held on September 27, 2024. With the completion of the acquisition, Augmedix stockholders are entitled to $2.35 in cash for each share of Augmedix common stock they owned immediately prior to the closing. Augmedix’s stock has ceased trading and will be delisted from the Nasdaq Stock Market.

“I started Augmedix to relieve clinicians from administrative burdens that take them away from what matters most: patient care,” said Ian Shakil, founder of Augmedix. “Joining forces with Commure allows us to scale that impact significantly.”

Tanay Tandon, CEO of Commure, said “Ian and the Augmedix team have done an incredible job as pioneers in the clinical documentation space. We’re thrilled to embark on this partnership to pair Augmedix’s deep expertise with our industry-leading suite of AI solutions.”

For more information, visit commure.com.

About Commure

Commure is a healthcare technology company based in Mountain View, California, providing AI-powered solutions to improve healthcare workflows and patient care.

About Augmedix

Augmedix specializes in ambient medical documentation technology, helping clinicians reduce administrative tasks and focus more on patients.

Contact Information

For Commure:

Daniel Brian

Email: daniel@commure.com

For Augmedix:

Kaila Grafeman

Email: pr@augmedix.com

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding Augmedix’s impacts of the merger with Commure (the “Merger”), Augmedix’s delisting from the Nasdaq Stock Market, and other statements that concern Augmedix’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on Augmedix’s beliefs, as well as assumptions made by, and information currently available to, Augmedix. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the effect of the Merger on Augmedix’s business relationships, operating results and business generally; (ii) risks that the Merger disrupts Augmedix’s current plans and operations; (iii) Augmedix’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (iv) risks related to diverting management’s or employees’ attention from Augmedix’s ongoing business operations; (v) the amount of costs, fees, charges or expenses resulting from the Merger; (vi) potential litigation relating to the Merger; (vii) risks that the benefits of the Merger are not realized when or as expected; (viii) continued availability of capital and financing and rating agency actions; and (ix) other risks described in Augmedix’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of Augmedix’s Annual Report on Form 10-K, Augmedix’s Quarterly Reports on Form 10-Q, and in Augmedix’s other filings with the SEC. While the list of risks and uncertainties presented here is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on Augmedix’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, Augmedix undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.